Revenue	3 Months Ended
Mar. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue
Revenue
Revenue disaggregated by customer profile is as follows:

	Three Months Ended
	March 31, 2019	March 31, 2018
	(in thousands)

Top client	$99,994	$65,818
Clients 2-5	169,339	164,301
Clients 6-10	89,067	98,539
Clients 11-25	124,826	117,271
Other	191,626	174,196

Total	$674,852	$620,125
Trade accounts receivable, unbilled services (contract assets) and payments on account (contract liabilities)

Trade accounts receivables and unbilled revenue are as follows:

	March 31, 2019	December 31, 2018
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$424,038	$423,680
Unbilled services (unbilled revenue)	440,583	362,926
Trade accounts receivable and unbilled revenue	864,621	786,606
Allowance for doubtful accounts	(8,697)	(8,889)

Trade accounts receivable and unbilled revenue, net	$855,924	$777,717

Unbilled services and payments on account (contract assets and liabilities) were as follows:

(in thousands, except percentages)	March 31, 2019	December 31, 2018	$ Change	% Change

Unbilled services (unbilled revenue)	$440,583	$362,926	$77,657	21.4%
Unearned revenue (payments on account)	(318,298)	(274,468)	(43,830)	16.0%

Net balance	$122,285	$88,458	$33,827	38.2%

Timing may differ between the satisfaction of performance obligations and the invoicing and collection of amounts related to our contracts with customers. We record assets for amounts related to performance obligations that are satisfied but not yet billed and/or collected. These assets are recorded as unbilled receivables and therefore contract assets rather than accounts receivables when receipt of the consideration is conditional on something other than the passage of time. Liabilities are recorded for amounts that are collected in advance of the satisfaction of performance obligations.

Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Contractual billing arrangements in respect of certain reimbursable expenses (principally investigators) require billing by the investigator to the Company prior to billing by the Company to the customer.

Unbilled services as at March 31, 2019 increased by $77.7 million as compared to December 31, 2018. Payments on account increased by $43.8 million over the same period resulting in an increase of $33.8 million in the net balance of unbilled services and payments on account between December 31, 2018 and March 31, 2019. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three months ended March 31, 2019 and March 31, 2018.

As of March 31, 2019 approximately $5.5 billion of revenue is expected to be recognized in the future in respect of unsatisfied performance obligations. The Company expects to recognize revenue on approximately 40% of the unsatisfied performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.